UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2023 (June 15, 2023)

Monroe Capital Income Plus Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-01301	83-0711022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 258-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of June 15, 2023, Monroe Capital Income Plus Corporation (the “Company”) amended its charter to increase the number of shares of common stock the Company is authorized to issue from 100,000,000 to 300,000,000.  The Company effected increase by filing Articles of Amendment (the “Amendment”) with the State Department of Assessments and Taxation of Maryland, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Descriptions of the Amendment in this current report are qualified in their entirety by reference to a copy of such document that is filed as Exhibit 3.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2023, the Company held its 2023 virtual annual meeting of stockholders (the “Annual Meeting”) to consider the proposal described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2023. At the Annual Meeting, the Company’s stockholders voted on the following proposal and cast their votes as described below.

Proposal to Elect the Director Nominee

1.	Roger Schoenfeld was elected at the Annual Meeting as Class II director to serve until the Company’s 2026 annual meeting of stockholders or until his respective successor is duly elected and have qualified. The following votes were taken in connection with this proposal:

Director	Votes For	Votes Withheld	Broker Non-Votes
Roger Schoenfeld	28,686,423	523,888	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Articles of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Income Plus Corporation

Date: June 21, 2023	By:	/s/ Lewis W. Solimene, Jr.
Lewis W. Solimene, Jr.
Chief Financial Officer, Treasurer and Corporate Secretary